UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2011

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 N. Harwood St., 15th Floor, Dallas, Texas		75201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 999-7552

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07, at the 2011 Annual Meeting of Stockholders of MoneyGram International, Inc. (the “Company”), the Company’s stockholders approved amendments to the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (as so amended, the “Omnibus Plan”) in order to increase the aggregate number of shares reserved for issuance under the Omnibus Plan from 47 million to 57 million shares.

A description of the material terms of the Omnibus Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2011. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Omnibus Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders on May 11, 2011. The following matters were voted on by the Company’s stockholders and received the following votes:

Proposal 1. The Company’s stockholders elected the following individuals to serve as directors of the Company for a one-year term expiring at the Company’s 2012 annual meeting of stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Coley Clark	496,552,104	8,006,718	735,772	14,710,986
Victor W. Dahir	502,595,298	1,963,931	735,365	14,710,986
Thomas M. Hagerty	496,474,805	8,079,419	740,370	14,710,986
Scott L. Jaeckel	488,340,050	16,212,888	741,656	14,710,986
Seth W. Lawry	484,237,073	20,315,232	742,289	14,710,986
Ann Mather	502,590,936	1,970,027	733,631	14,710,986
Pamela H. Patsley	496,697,993	7,858,882	737,719	14,710,986
Ganesh B. Rao	496,466,519	8,082,582	745,493	14,710,986
W. Bruce Turner	502,590,713	1,966,690	737,191	14,710,986

Proposal 2. The Company’s stockholders approved the proposed amendments to the Omnibus Plan (as described in Item 5.02 above).

For	Against	Abstain	Broker Non-Votes
490,498,729	11,051,052	3,744,813	14,710,986

Proposal 3. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
518,957,793	293,920	753,867

Proposal 4. The Company’s stockholders approved on an advisory basis the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
487,330,143	14,218,271	3,746,180	14,710,986

Proposal 5. The Company’s stockholders approved on an advisory basis the holding of an advisory vote on executive compensation every three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
47,184,201	487,524	453,868,992	3,753,877	14,710,986

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

May 17, 2011	By:	/s/ Timothy C. Everett

Name: Timothy C. Everett
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended.